UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 17, 2014

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On September 17, 2014, Five Star Quality Care, Inc., or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the quarter and year ended December 31, 2013. In that press release, the Company disclosed that it would be hosting a conference call at 8:30 a.m. Eastern Time on September 18, 2014 to discuss the results for the quarter and year ended December 31, 2013. On that call, the Company will also discuss certain information related to the quarter ended March 31, 2014 and the quarter and six months ended June 30, 2014 and other current operating matters, including the information furnished in Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The Company hereby furnishes the following exhibit:

99.1                        Information Regarding the Quarter Ended March 31, 2014 and the Quarter and Six Months Ended June 30, 2014 To be Discussed on Investor Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

	By:	/s/ Paul V. Hoagland
	Name:	Paul V. Hoagland
	Title:	Treasurer and Chief Financial Officer

Dated: September 17, 2014